Exhibit 99.1

Citius Pharmaceuticals, Inc. Corporate Presentation Winter 2017 NASDAQ: CTXR

2 Disclaimer This presentation has been prepared by Citius Pharmaceuticals, Inc. (the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all - inclusive or to contain all of the information you may desire. The information contained in this presentation and the comments and remarks of the representatives of the Company made during the presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together. Information provided in this presentation speaks only as of the date hereof. The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third - party sources and the Company’s own internal estimates and research. While the Company believes these third - party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, no independent source has evaluated the reasonableness or accuracy of the Company’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, opinions and beliefs of the Company that are not historical facts. Such forward - looking statements may be identified by words such as “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should” “objective” and variations of such words and similar words. The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company’s control that may cause actual results to differ materially from what is presented herein. Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward looking statements. These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts. No representation or warranty, express or implied, is made by the presenter or the Company or any director, employee, agent or adviser as to the adequacy, fairness, accuracy, or completeness of the information or opinions contained in the presentation or in any statements made orally in this presentation and no liability is accepted by the Company or any such person for any loss or damage of whatever description suffered by any persons arising from any reliance on the information or any of the statements, opinions or conclusions set out in this presentation or the comments, written or oral, of any person made in connection with this presentation. Any representations and warranties will be contained only in a definitive agreement signed by the investor(s) and the Company. CTXR

3 Investment Opportunity Olympic Motto: “ Citius , Altius, Fortius ” (Faster, Higher, Stronger) x Pipeline portfolio of later stage drugs that address unmet medical needs • Lead product used in serious infections is entering phase 3 • Very low development risk …505(b)2 regulatory pathway • Quick market acceptance (effective, safe and cost - saving/effective solutions) x Successful management team with extensive experience • Approximately $18 million invested privately by founders and $14 million by the public x Multiple near - term milestones and catalysts CTXR

4 Unique Pipeline in Progressive Stages x Phase 3: Mino - Lok™ • Lead product (Mino - Lok) is a unique antibiotic lock therapy that salvages central lines in bacteremic patients. We estimate the market to be >$1 billion worldwide. x Phase 2: Hydro - Lido • Gastrointestinal product has Phase 2a completed. Would be the only FDA approved Rx therapy for hemorrhoids. We estimate the dollar market to be >$1 billion in US. x Targeted Acquisitions • Business development activity focused on adjunctive cancer care (infection, chronic pain, nausea, etc.). CTXR

5 Development Strategy Platform Objectives ✓ Identify drug candidates that can be developed within a 3 - 4 year time horizon ✓ Acquire technologies with superior product characteristics ✓ Ensure intellectual property protection for 10 years ✓ Focus on therapeutic areas that are highly influenced by small group of key opinion leaders (KOLs) ✓ Provide cost - effective or cost - saving therapies CTXR

Antibiotic Lock Therapy for Catheter Related Bloodstream Infection (CRBSI) Mino - Lok™

7 Central Venous Catheters Central Venous Catheters (CVCs), Peripherally Inserted Central Catheter (PICCs), and Hemodialysis Central Venous Catheter PICC Hemodialysis CTXR

8 Pathogenesis of CRBSI Safdar N, Maki DG. The pathogenesis of catheter - related bloodstream infection with noncuffed short - term central venous catheters. Int Care Med . 2004;30:62 - 67. CTXR Endogenous: Skin flora Extrinsic: HCW hands; Contaminated field Endogenous: Skin flora Extrinsic: HCW hands From distant Infection (<10%)

9 Biofilm Formation Protects Colonies • Pathogens attach to the surface of the lumen in a central venous catheter and form colonies. • Colonies grow and exude a fibrous glycocalyx that protects the organisms from antibiotics, even when shown to be sensitive in vitro CTXR Micrograph of Biofilm in Central Venous Catheter

Biofilm Visualizations Post - Removal CTXR 10 Glycocalyx under Microscope CVC Dissections Post - Removal

11 The Problem : Removing and Replacing the Catheter in CRBSI The Solution : Mino - Lok TM to Disinfect and Salvage the Catheter • Central venous catheters (CVCs) are life - saving vascular access ports for patients requiring long term intravenous therapy. • Of the 7,000,000 CVCs used annually in US, up to 472,000 become infected leading to serious, life threatening infections called CRBSI/CLABSI. • These infections are associated with 12 - 25% mortality and morbidity, prolonging hospital stay and increasing the cost of care significantly. • Current SOC is to remove and replace the CVC while treating the patient for their blood stream infection with systemic antibiotic(s). • The removal and replacement of the CVC is a risky and costly procedure. • Mino - Lok is the first therapy under investigation that can be used to disinfect and salvage the infected CVC avoiding the complications, discomfort and costs of removal and replacement. • There are no lock solutions under development for treating and salvaging infected CVCs. CTXR

12 The Market is Large and Receptive to a New Solution Factors Short Term CVC Long Term CVC Number of Catheters 3 million 4 million Average Duration (days) 12 100 Catheter Days 36 million 400 million Infection Rate 2/1000 days 1/1000 days Catheters Infected 72,000 400,000 Sources: Ann Intern Med 2000; 132:391 – 402, Clev Clin J Med 2011; 78(1):10 - 17, JAVA 2007; 12(1):17 - 27, J Inf Nurs 2004;27(4):245 - 250, Joint Commission website Monograph, CLABSI a nd Internal Estimates There are approximately 250 , 000 to 500 , 000 CRBSIs annually in the U . S . CRBSIs are associated with a 12 % to 25 % mortality rate and attributable to a cost of $ 35 , 000 to $ 56 , 000 per episode . * *Maki, D. G., Kluger , D. M. & Crnich , C. J. The Risk of Bloodstream Infection in Adults With Different Intravascular Devices: A Systematic Review of 200 Publishe d Prospective Studies. Mayo Clinic Proceedings 81, 1159 – 1171 (2006) CTXR

Long - term central venous catheter (CVC) – or port (P) – related bacteremia or fungemia Complicated Uncomplicated Tunnel infection, port abscess Septic thrombosis, endocarditis, osteomyelitis Coagulase - negative staphylococcus Staphylococcus aureus Enterococcus Gram - negative bacilli Candida spp. Remove CVC/P & treat with antibiotics for 7 - 10 days Remove CVC/P & treat with antibiotics for 4 - 6 weeks; 6 - 8 weeks for osteomyelitis in adults May retain CVC/P & use systemic antibiotics for 10 - 14 days + antibiotic lock therapy for 10 - 14 days. Remove CVC/P if there is clinical deterioration persisting or relapsing bacteremia. Remove the infected catheter and then treat with 4 - 6 weeks of antimicrobial therapy unless the patient has exceptions listed in Recommendation 80. May retain CVC/P & use systemic antibiotic for 7 - 14 days + antibiotic lock therapy for 7 - 14 days. Remove CVC/P if there is clinical deterioration persisting or relapsing bacteremia. CURRENT IDSA GUIDELINES Remove CVC/P & treat for 7 - 14 days for CVC/P salvage, use systemic & antibiotic lock therapy for 10 - 14 days; if no response, remove CVC/P, rule out endocarditis or suppurative thrombophlebitis, and if not present treat with antibiotic for 10 - 14 days. Remove CVC/P & treat with antifungal therapy for 14 days after the first negative blood culture. Mermel L A et al. Clin Infect Dis. 2009:49:2 - 45 13

14 Current Standard of Care Remove & Replace: Risky, Discomforting, and Costly CTXR

15 CVC Insertion Complications Complications include infection, thrombosis, occlusion, and mechanical complications. x Infectious complications are reported to occur in 5% to 26% of patients; x Mechanical complications in 5% to 19%; and, x Thrombotic complications in 2% to 26% (4,5). Mechanical complications associated with the insertion of CVCs include arterial puncture, hematoma, hemothorax, pneumothorax, arterial - venous fistula, venous air embolism, nerve injury, thoracic duct injury (left side only), intraluminal dissection, and puncture of the aorta (6). Catheter removal and reinsertion causes physical and psychological symptoms in 57% to 67% of patients, respectively (7). Sources (NCBI: Annals of Translational Medicine): 4. McGee DC, Gould MK.. Preventing complications of central venous catheterization. N Engl J Med 2003;348:1123 - 33. 5. Merrer J, De Jonghe B, Golliot F, et al. Complications of femoral and subclavian venous catheterization in critically ill patients: a randomized controlled tr ial. JAMA 2001;286:700 - 7. 6. Polderman KH, Girbes AJ.. Central venous catheter use. Part 1: mechanical complications. Intensive Care Med 2002;28:1 - 17. 7. Chaftari , AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID W eek 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017 CTXR

16 Locking a Central Venous Line with Mino - Lok™ Mino - Lok TM Instructions for Use 1. Aspirate the contents of the catheter lumen using the known catheter volume as a guide for the exact amount of fluid to withdraw; lumen volume is usually 0.8 to 1.0 ml. 2. Flush each lumen of the catheter with normal saline. 3. Instill the Mino - Lok solution into each catheter lumen. Fill the lumen to the known catheter volume. 4. Label the catheter: “DO NOT USE - Mino - Lok treatment in place” 5. Allow the Mino - Lok solution to remain in place for least 2 hours. 6. After the treatment time is complete, aspirate the Mino - Lok solution from catheter lumen. 7. Flush the catheter with normal saline. 8. Re - establish the IV infusion. 9. Dosing schedule is 5 to 7 days in 2 hour locks. CTXR *Mino - Lok™ is not flushed into the venous system.

17 CTXR

18 Phase 2b Trial Results Parameter Mino - Lok Arm N ( % ) Control Arm N ( % ) Patients 30 (100%) 60 (100%) Cancer Type - Hematologic 20 (67) 48 (80) - Solid tumor 10 (33) 12 (20) ICU Admission 4 (13) 4 (7) Mech. Ventilator 3 (10) 0 (0) Bacteremia - Gram+ 17 (57)* 32 (53) - Gram - 14 (47)* 28 (47) Neutropenia (<500 ) 19 (63) 36 (60) Microbiologic Eradication 30 (100) 60 (100) - Relapse 0 (0) 3 (5) Complications 0 (0) 8 (13) SAEs related to R&R 0 (0) 6 (10) Overall Complication Rate 0 (0%) 11** (18%) *1 polymicrobial patient had a Gram+ and a Gram – organism cultured ** 6 patients had >1 complication CTXR

19 CTXR

20 Ex - US Pilot Trial Results Parameter Mino - Lok Arm N (%) Control Arm N (%) Patients 20 (100%) 24 (100%) Lebanon (American University of Beirut) 9 (45) 10 (42) Brazil (Albert Einstein, Sao Paolo) 9 (45) 10 (42) Japan (St. Lukes International, Tokyo) 2 (45) 4 (17) Cancer Type - Hematologic 17/18 (94) 13/17 (76) - Solid tumor 1/18 (6) 4/17 (24) Bacteremia - Gram+ 10 (50) 15 (63) - Gram - 10 (50) 9 (37) Neutropenia (<500 ) 6 (30) 8/23 (35) Microbiologic Eradication (96 hours) 19* (95)* 20 (83) Days salvaged and retained 21 (range: 7 - 51) 2 (range: 0 - 8) * One failure was due to a highly resistant Burkholderia cepacia that was resistant to meropenem, cefazolin, cefepime, linezolid, and SMX - TMP systemic therapy. CTXR

21 Active Arm (n=350) Mino - Lok™ Solution + CVC Salvage + SOC IV Antibiotics for All organisms Control Arm (n=350) Antibiotic Lock + SOC IV Antibiotics for All Organisms [including S.aureus (incl. MRSA ), Gram - , Candida] Patients with CRBSI/CLABSI (n=700) R Mino - Lok™ Phase 3 Study Design Multi - center, randomized, open label, blinded assessor, active control superiority study Primary End Point: Proportion of ITT Patients who have Overall Success at TOC week (8) CTXR

22 Mino - Lok™ Development Plan (as of 11/2017) 2013 2014 2015 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Phase 2 Clinical Study CMC and Packaging Development Registration Manufacturing Phase 3 Clinical Study FDA EOP2 Meeting FDA CMC Meeting FDA Interim Mtg. FDA Review Mtg. NDA Submission NDA Approval 2 nd Registration Study 2019 Q1 Q2 Q3 Q4 First Patient In CTXR

23 Intellectual Property Mino - Lok TM is supported by a robust intellectual property portfolio that provides protection until June 7, 2024. Additionally, life cycle management with an improved stability product will add several more years of protection (possibly through 2036). Creators Description of Patent All U.S. and Foreign Patent Applications / Patent Numbers Issam Raad , M.D. Antimicrobials in Combination with Chelators and Ethanol for the Rapid Eradication of Micro - organisms Embedded in Biofilm • U.S. Patent No.: 7,601,731; • EP Ser. No.: 04754538.9; • CA Ser. No.: 2,528,522; Issam Raad , M.D. Joel Rosenblatt, Ph.D. Antimicrobial Catheter Lock / Flush Solutions with Enhanced Stability • Pub. No.: US 2017/051373 A1 U.S. Patent No. 7,601,731 was filed on June 7, 2004 priority date of Provisional Application No. 60/476,555 of June 6, 2003 and issued on October 13, 2009. The expiration date is June 7, 2024 . The claimed subject matter of U.S. Patent No. 7,601,731 includes a solution that comprises ethanol (in a specific range), EDTA and an antibiotic or antifungal that is effective in eradicating the yeast Candida parapsilosis or MRSA in a biofilm. On November 4, 2016 application was filed and later published that enhanced the stability of the reconstituted solution. CTXR

24 Regulatory Protection Qualified Infectious Disease Product (QIDP) x Fast Track Status, enables frequent communication and collaboration with FDA; x Priority Review, reduces the NDA review time from 12 to 6 months; and, x Market Exclusivity, grants an additional 5 years of market exclusivity at NDA, combined with Hatch - Waxman. Fast Track Granted (October 2017) x Fast Track expedites review of drugs which treat a serious or life - threatening condition and fills an unmet medical need. • More frequent meetings with FDA to discuss the development plan and ensure collection of appropriated data needed to support approval; • More frequent correspondence with FDA about the design of the clinical trials; • Priority review to shorten the review process from 10 - 12 months to 6 months; and, • Rolling review which allows for completed sections of the New Drug Application (NDA) to be submitted and reviewed by FDA rather than waiting until the entire application is compiled and submitted for review. CTXR

25 Competitive Landscape Company/Source Product/Components Status Features/Weaknesses CorMedix Neutrolin ® taurolidine, citrate, heparin Phase III trial in Prevention in HD; Available in Europe (CE Mark) Prevention only Anti - infective only being used in prophylaxis No company has United States regulatory approval . CorMedix is focused on development of lock solutions for the prevention of CRBSI in hemodialysis (HD) patients . There are no lock solutions in development for treating CRBSI patients and salvaging indwelling, infected CVCs . The current standard - of - care is to treat the bacteremia while removing and replacing the CVC usually in a new vascular access site . There are no products being developed for treatment of infected central venous lines. CTXR

26 Mino - Lok TM (minocycline/disodium EDTA/ethyl alcohol) x Treats catheter - related blood stream infections (CRBSIs). x Penetrates biofilm, eradicates bacteria and salvages infected, indwelling vascular catheters while providing anti - clotting properties. x Preserves central venous access in patients highly dependent on central lines and avoids the serious and expensive complications and morbidities associated with catheter removal and reinsertion. x Will be indicated as adjunctive therapy for the treatment of Catheter - Related Blood Stream Infections (CRBSI) in combination with appropriate systemic antibiotic(s). x Will have worldwide rights with appx. 10 years of exclusivity at time of launch. A major step forward in addressing a serious unmet medical need. CTXR

Mino - Lok the Ideal Antibiotic Lock Solution for the Treatment of CRBSI “A decision regarding the use of antimicrobial lock solution should be driven by its broad spectrum antimicrobial activity against organisms embedded in biofilm, ease of administration, short dwell time, minimal interactions with catheter material, high tolerability with low toxicity, and cost saving. Our novel lock solution used in this study seems to fulfill all the above qualifications and may be considered as an optimal lock.” --- Ray Y. Hachem , MD, Associate Professor, Division of Internal Medicine, The University of Texas MD Anderson Cancer Center, Houston, TX CTXR 27

Prescription strength topical for symptomatic hemorrhoid treatment Hydro - Lido

29 Hydro - Lido (hydrocortisone + lidocaine) Citius’ product is expected to be the first FDA - approved prescription product to treat hemorrhoids in the US OTC Products are the Mainstay for Treatment of Grade I and II • Up to 5% of the U.S. population suffers from hemorrhoids, but there are no FDA - approved prescription products on the market • Over 10 million patients admit to symptoms of hemorrhoidal disease and one - third of them seek physician treatment • OTC hemorrhoid product sales are approximately 20 million units annually Existing Rx Treatments: “Grandfathered Products” • Several DESI topical cream formulations containing hydrocortisone and lidocaine are commonly prescribed to treat grade I and II hemorrhoids, but none are FDA - approved • In 2011, more than 4 million prescriptions were written in the U.S. for hemorrhoidal medications • Other topical DESI products for hemorrhoids contain hydrocortisone and pramoxine and have annual sales in excess of $80 million Commonly Used OTC Treatments Prescription, Non - approved Treatments CTXR

30 Phase 2a Trial Results - Positive Directional Improvement In a randomized, double blind study of topical formulations of vehicle and various strengths of components (cream, hydrocortisone, and lidocaine), Hydro - Lido showed directional improvement over its components and vehicle*. This study measured improvement in Global Score of Disease Severity from a baseline (2 levels of improvement) Data suggest that Hydro - Lido may show quicker and better relief than any of its components in global improvement. 39.10% 56.50% 69.60% 18.50% 37% 40.70% 30.40% 39.10% 69.60% 24.10% 44.80% 55.20% 0% 10% 20% 30% 40% 50% 60% 70% 80% Day 3 Day 8 Day 15 Hydro-Lido 3% Hydro 5% Lido Vehicle Improvement in Global Severity * Study was not powered to show statistical significance; its purpose was to inform future study design. CTXR

31 Phase 2a Trial Results - Positive Directional Improvement Faster Relief at Day 2 * Pruritus Hydro - Lido achieved 88.9% relief at Day 2 compared to any of its components Pain and Discomfort Hydro - Lido achieved 85.7% relief of pain and discomfort at Day 2 compared to any of its components 88.90% 54.50% 77.80% 33.30% Hydro-Lido 3% Hydro 5% Lido Vehicle Day 2 Relief (Pruritus) 85.70% 50.00% 50.00% 50.00% Hydro-Lido 3% Hydro 5% Lido Vehicle Day 2 Relief (Pain and Discomfort) * Study was not powered to show statistical significance; its purpose was to inform future study design. CTXR

32 Financial Summary Cap Table a s of November 30, 2017 Shares % of Fully Diluted Basic Shares Outstanding 8,423,390 66.4% Warrants 3,305,106 26.0% Options 961,701 7.6% Fully Diluted Shares Outstanding 12,690,197 100.00% Principal Shareholders Leonard Mazur (40.0%) Myron Holubiak (6.2%) Reinier Beeuwkes , PhD (6.8%) Geoffrey Clark (6.8%) Stock Price Current Price $5.10 52 Week High $7.95 52 Week Low $2.56 CTXR

Management Team Executives, Directors, & Board Members

34 Citius Management Team (Leadership) Leonard Mazur, Director and Chairman of the Board Mr . Mazur is highly accomplished entrepreneur and pharmaceutical industry executive with notable accomplishments in founding, building and creating value and returns for the investors . He has been instrumental in launching many brands which have been at the forefront in their respective categories . Mr . Mazur is a founder/co - founder of the following companies : Genesis, Triax , Akrimax, and Rouses Point Pharmaceuticals . He has previously served in Executive Management positions at Medicis Pharmaceuticals, ICN Pharmaceuticals, Knoll Pharma ( divison of BASF) and Cooper Laboratories . Mr . Mazur is a member of the Board of Trustees of Manor College and is a recipient of the Ellis Island Medal of Honor . Mr . Mazur received both his BA and MBA from Temple University and has served in the U . S . Marine Corps Reserves . Myron Holubiak, President & CEO and Director Mr . Holubiak has extensive experience in managing and leading both large and emerging pharmaceutical and life sciences companies . He is Co - founder, Director and CEO of Leonard Meron Biosciences, Inc . , and served as CEO until the merger with Citius Pharmaceuticals, Inc . in March 2016 , and then assuming the CEO role for the merged entity, Citius Pharmaceuticals, Inc .. He is the former President of Roche Laboratories, Inc . , a major research based pharmaceutical company . During his tenure as President of Roche, Holubiak transformed Roche Labs into a leading antibiotic and biotechnology company . He was also founder of Emron , Inc . , a pioneering health economics and managed care consulting company, and helped to create the Academy of Managed Care Pharmacy (AMCP) . He is a former director and past Chairman of Bioscrip , Inc . , a national home infusion services provider . He is currently a director of bioAffinity , Inc . , and Assembly Biosciences, Inc . He received a BS in the double majors of Molecular Biology and Biophysics with post - graduate work in Biophysics from the U of Pittsburgh ; he received advanced business training from the Harvard Business School, the Amos Tuck School at Dartmouth, and the University of London ; and, advanced training in health economics from the University of York’s Centre for Health Economics . CTXR

35 Citius Management Team Jaime Bartushak, CFO Mr . Bartushak is an experienced finance professional for early stage pharmaceutical companies, and has over 20 years of corporate finance, business development, restructuring, and strategic planning experience . Most recently in 2014 , Mr . Bartushak helped lead the sale of PreCision Dermatology to Valeant Pharmaceuticals . Mr . Bartushak is also one of the founders of Leonard - Meron Biosciences and was instrumental in their startup as well as obtaining initial investment capital . Gary F. Talarico, EVP, Operations Mr . Talarico is highly experienced in leading commercial activities for a number of start up companies and corporate expansions . He has directed all of the commercial disciplines including marketing, sales, operations, training, trade and managed markets, and KOL development . Most recently he was partner and Executive Vice President of Leonard Meron Biosciences, and was instrumental in acquiring its lead product . Previously, Mr . Talarico served as Senior Vice President of Triax Pharmaceuticals from its founding to the sale of its assets . Mr . Talarico was also a founder and Executive Vice President of Sales and Marketing for Reliant Pharmaceuticals . Before Reliant, he was Executive Vice President of Business Development for Ventiv Health . Mr . Talarico is a graduate of Lewis University . CTXR

36 Citius Management Team Alan Lader, Ph . D . , VP, Clinical Operations Dr . Lader has over 25 years of experience in medical research . Prior to joining Citius, Dr . Lader was the Director of Clinical Operations for Ischemix , Inc . Dr . Lader was an Instructor in Medicine at Harvard Medical School and Brigham and Women’s Hospital where he taught Integrated Human Physiology, and was Principal Investigator for NIH funded studies in mechanisms of lung cancer metastasis . Dr . Lader has authored over 20 publications in peer reviewed journals and has presented more than 20 abstracts in scientific meetings . He received his Ph . D . from University of South Carolina School of Medicine . He received an MS degree from Rensselaer Polytechnic Institute in Biomedical Engineering and a BS degree in Bioengineering from Syracuse University . Andrew Scott, VP, Corporate Development Mr. Scott has 20 years of transactional experience in strategic planning, product identification, asset acquisition and capital markets communication. He is a senior investment banker providing M&A and capital market services to several emerging biotech and pharma companies. CTXR

37 Citius Board of Directors Dr. William Kane, Director Dr. Kane has served as a Clinical Professor at Duke University Medical Center since 2003. From 2006 to 2009, he served as the Chief Executive Officer of RadarFind Corporation, and from 2002 to 2003, he served as the Interim Chief Medical Officer of Mercy Fitzgerald Hospital. Dr. Kane is currently the chair of the board of directors of Research Triangle Park and was a past member of the board of directors of Pisacano Leadership Foundation and Make - A - Wish Foundation. In addition, he previously served on the Management Advisory Committee of Cornucopia House Cancer Support Center. Dr. Kane received his B.S. in Biology from the University of Scranton and his M.D. with Honors from the Temple University School of Medicine. Howard Safir , Lead Independent Director Mr. Safir has served as a director since April 2014. He previously served as Chairman and Chief Executive Officer of VRI Technologies LLC, a security consulting and law enforcement integrator. From 2001 until 2010, Mr. Safir served as the Chairman and Chief Executive Officer of SafirRosetti , a provider of security and investigation services and a wholly - owned subsidiary of Global Options Group Inc. Mr. Safir currently serves as a director of Implant Sciences Corporation, an explosives device detection company, and LexisNexis Special Services, Inc., a leading provider of information and technology solutions to governments, as well as Verint Systems Inc. During his career, Mr. Safir served as the 39th Police Commissioner of the City of New York, as Associate Director for Operations, U.S. Marshals Service and as Assistant Director of the Drug Enforcement Administration. CTXR

38 Citius Board of Directors Suren Dutia, Director Mr. Dutia is a seasoned executive in the healthcare and medical device space. Mr. Dutia has served as Senior Fellow of the Ewing Mario Kauffman Foundation since March 2011 and as Senior Fellow of Skandalaris Center for Entrepreneurial Studies at Washington University, St. Louis since 2013. He has served as a member of the Advisory Board of Center for Digital Transformation, University of California, Irvine since May 2012 and as chairman of the board of directors of AccelPath , LLC since October 2009. Mr. Dutia received his B.S. and M.S. degrees in chemical engineering and B.A. in political science from Washington University, St. Louis. In addition, he obtained an M.B.A. from University of Dallas. Carol Webb, Director From 2000 to 2005, Ms. Webb served as Company Group Chairman of Johnson & Johnson, and from 1987 to 2000 she served in capacities including President, Vice President, Executive Director, Product Management and Senior Product Director of Ortho Biotech. Ms. Webb has worked in various at Roche Laboratories from 1972 to 1983. Carol has extensive experience in the oncology supportive care space and was responsible for the successful development and launch of several successful products, including PROCRIT® ( epoetin alfa). Ms. Webb received her B.S. in Biology from Bowling Green State University. Eugene Holuka, M.D., Director Dr. Eugene Holuka, M.D. is a Diplomate of the American Board of Internal Medicine and Medical Director of the Bay Street Health Care Center. Dr. Holuka is an Adjunct Clinical Professor at the Touro College of Osteopathy, and an attending physician at the Staten Island University Hospital. CTXR

39 Citius Scientific Advisory Board Dr. Issam Raad , M.D. Dr. Issam Raad , M.D. is Chair of MD Anderson Cancer Center’s Department of Infectious Diseases and the Endowed Distinguished Professor of Medicine. Dr. Raad is the author of the underlying patents for Mino - Lok. Dr. Raad’s innovations in prevention of bloodstream infections have been endorsed at the highest level (Category 1A) by the Center for Disease Control (CDC). He has bee n widely honored for creative research, compassionate patient care as well as outstanding mentorship and education. In 2015, Dr . Raad received the 2015 SHEA Mentor Scholar Award in recognition of his distinguished record in mentoring, over the last two decade s, fellows and junior faculty, most of whom have assumed leadership positions as heads of infection control and prevention progr ams . In 2014, Dr. Raad received the Outstanding “Gerald Bodey Distinguished Professor” Award to honor his accomplishments in advancing the field of Infections in Cancer . Dr. Mark Rupp, M.D. Dr. Mark Rupp, M.D. is a Professor and Chief of the Division of Infectious Diseases in the Department of Internal Medicine at th e University of Nebraska Medical Center. He is a Past - President of SHEA and is a past - president of ASM Division L (Infection Control/Hospital Epidemiology). Dr Rupp has served as a consultant for the Food and Drug Administration as well as the Centers for Disease Control and Prevention, NIH, and VA. Dr. Robert J. Sherertz , M.D. Dr. Robert J. Sherertz , M.D. is the Hospital Epidemiologist, Medical Director of Physician Quality Outcomes and Professor of Medicine - Infectious Disease at Wake Forest University Baptist Medical Center. Dr. Sherertz’s clinical interests include infectious diseases, outbreaks, and health care - associated infections, and his research focus is on pathogenesis and prevention of vascular catheter infections and on mechanisms of transmission of nosocomial infections. CTXR

40 Summary x Addressing attractive diversified multi - billion dollar opportunities – Adjunctive Cancer Care/Infectious Disease, Gastrointestinal Disease x Portfolio addressing recognized unmet medical needs with cost - saving or cost - effective solutions with low risk development pathways x Multiple staged near - term milestones x Highly experienced and successful Management Team, Board of Directors, and Scientific Advisory Board CTXR

41 Corporate Profile Citius Pharmaceuticals, Inc. 11 Commerce Drive First Floor Cranford, NJ 07016 908 - 967 - 6767 www.citiuspharma.com IRTH Communications Robert Haag, Managing Director 866 - 976 - 4784 CTXR@irthcommunications.com Media and Investor Relations: CTXR